UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2018

OXYGEN THERAPY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-214306	81-2723728
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

233 Needham Street, Suite 300, Newton, MA	02464
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 617-454-1199

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Resignation of Liggett & Webb, P.A., Certified Public Accountants

(i)	On April 30, 2018, Liggett & Webb, P.A., (“Liggett & Webb”) resigned as independent auditors of Oxygen Therapy, Inc. (“OTI”).

(ii)	During OTI’s fiscal years ended December 31, 2016, and interim periods March 31, 2017, June 30, 2017 and September 30, 2017, there have been no disagreements with Liggett & Webb on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Liggett & Webb would have caused Liggett & Webb to make reference to such matter in connection with its report.

(iii)	The resignation of Liggett & Webb was accepted by the Board of Directors of OTI on April 30, 2018.

(iv)	There were no disagreements with Liggett & Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Liggett & Webb satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(v)	Liggett & Webb’s report on the financial statements for the past year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

OTI has furnished Liggett & Webb with a copy of the foregoing disclosure and requested Liggett & Webb to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of Liggett & Webb to the Securities and Exchange Commission, dated August 30, 2018, is attached as 16.1hereto.

(b)	Engagement of Marcum LLP (“Marcum”)

On August 29, 2018, the Board of Directors of OTI approved the engagement of Marcum. as OTI’s independent public accountants for its fiscal year ending December 31, 2017. This decision was finalized between OTI and Marcum on August 29, 2018.

During OTI’s two most recent fiscal years ended December 31, 2016 and 2017, and interim period subsequent to December 31, 2017, OTI has not consulted with Marcum. on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) or Regulation S-K) with OTI’s former auditor.

Item 9.01. Financial Statements and Exhibits

EXHIBIT
NUMBER	DESCRIPTION

16.1	Letter from Liggett & Webb, P.A., CPA’s to the Securities and Exchange Commission, dated August 30, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

August 31, 2018	Oxygen Therapy, Inc.

	By:	/s/ Daniel Teper
	Name:	Daniel Teper
	Title:	Chief Executive Officer

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